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                                                                    Exhibit 24.1

               AMERICAN EXPRESS RECEIVABLES FINANCING CORPORATION

                                POWER OF ATTORNEY

         American Express Receivables Financing Corporation, a Delaware corporation (the "Company"), and each of the undersigned officers and directors of the Company, hereby constitute and appoint Jay B. Stevelman, John D. Koslow, Leslie R. Scharfstein and Stephen P. Norman, jointly and severally, with full power of substitution and revocation, their true and lawful attorneys-in-fact and agents, for them and on their behalf and in their respective names, places and steads, in any and all capacities, to sign, execute and affix their respective seals thereto and file any of the documents referred to below relating to the registration of up to $3,000,000,000 aggregate amount of Accounts Receivables Trust Certificates to be issued by the American Express Master Trust: a registration statement under the Securities Act of 1933, including all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority or stock exchange, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as they might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

         This Power of Attorney may be executed in counterparts.

         IN WITNESS WHEREOF, American Express Receivables Financing Corporation has caused this Power of Attorney to be executed in its name by its President and its corporate seal to be affixed and attested by its Secretary, and the undersigned officers and directors have hereunto set their hand as of the 22nd day of April 1998.

                                         AMERICAN EXPRESS RECEIVABLES
                                           FINANCING CORPORATION

                                         By: /s/ Leslie R. Scharfstein
                                             -------------------------
                                                 Leslie R. Scharfstein
                                                 Vice President

ATTEST:

/s/ Michael Kuchs
-----------------
    Michael Kuchs
    Secretary


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/s/ John J.P. McDonnell
-----------------------
    John J.P. McDonnell
    Director

/s/ Jay B. Stevelman
-----------------------
    Jay B. Stevelman
    Director

/s/ Vincent P. Lisanke
-----------------------
    Vincent P. Lisanke
    President and Director
    (Chief Executive Officer)

/s/ Leslie R. Scharfstein
-----------------------
    Leslie R. Scharfstein
    Vice President

/s/ John D. Koslow
-----------------------
    John D. Koslow
    Vice President and Treasurer
    (Chief Financial Officer
    and Chief Accounting Officer)


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               American Express Receivables Financing Corporation

                     Unanimous Written Consent of Directors
                               In Lieu of Meeting

         The undersigned, being all of the members of the board of Directors of American Express Receivables Financing Corporation (the "Corporation") hereby give their written consent and authorization pursuant to Section 141(f) of the General Corporation Law of Delaware, to the following resolutions:

Registration of Accounts Receivable Trust Certificates

         RESOLVED, that this Board of Directors hereby authorizes each of the Chief Executive Officer, Chief Financial Officer and Chief Accounting Officer of this Corporation to sign on behalf of this Corporation, as registrant, a registration statement under the Securities Act of 1933 to register up to $3 billion aggregate amount of Accounts Receivable Trust Certificates to be issued by the American Express Master Trust (the "Registration Statement") and any amendment or amendments thereto which he or she, in his or her discretion, deems to be necessary or desirable.

         RESOLVED, that each officer and director who may be required to entitled to execute the Registration Statement or any amendment thereto, whether on behalf of the corporation or as an officer or director thereof or by attesting the seal of the Corporation or otherwise, be, and hereby is, authorized to execute a power of attorney appointing Leslie R. Scharfstein, Stephen Norman, Jay B. Stevelman and John D. Koslow, and each of them severally , their true and lawful attorney(s) to execute in their name, place and stead in any such capacity the Registration Statement and any and all amendments thereto, including post-effective amendments, and to file the same with the Securities and Exchange Commission, each of said attorneys to have power to act with or without the others and to have full power and authority to do and perform in the name and on behalf of each of the said officers and directors every act whatsoever necessary or advisable to be done as fully as, and to the same extent that, such officer or director might or could do in person.




         IN WITNESS WHEREOF, the undersigned, being all of the directors of American Express Receivables Financing Corporation have executed this written consent as of the 22nd day of April 1998.

                                         /s/ Jay B. Stevelman
                                             ------------------------
                                             Jay B. Stevelman

                                         /s/ Vincent P. Lisanke
                                             ------------------------
                                             Vincent P. Lisanke

                                         /s/ John J.P. McDonnell
                                             ------------------------
                                             John J.P. McDonnell